                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2719

                     SCUDDER U.S. GOVERNMENT SECURITIES FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder U.S. Government Securities Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings during the 5-year and 10-year periods shown for Class A and C shares, and the returns during all periods shown for Class B and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder U.S. Government Securities Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.28%	3.91%	6.07%	6.80%
Class B	3.31%	3.02%	5.15%	5.84%
Class C	3.50%	3.09%	5.22%	5.91%
Lehman Brothers GNMA Index+	5.25%	4.73%	6.88%	7.58%
Scudder U.S. Government Securities Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class**	4.48%	4.15%	6.33%	6.26%
Lehman Brothers GNMA Index+	5.25%	4.73%	6.88%	6.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on July 3, 1995. Index returns begin June 30, 1995.

** On August 13, 2004, Class I shares of the Fund were renamed as Institutional Class.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/04	$ 8.66	$ 8.64	$ 8.67	$ 8.64
10/31/03	$ 8.62	$ 8.60	$ 8.63	$ 8.61
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .33	$ .25	$ .26	$ .35
October Income Dividend	$ .0290	$ .0210	$ .0226	$ .0296
SEC 30-day Yield as of 10/31/04**	3.41%	3.18%	2.63%	3.63%
Current Annualized Distribution Rate as of 10/31/04**	4.02%	2.92%	3.13%	4.11%

** Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yields would have been 3.06% and 1.72% for Class B and Institutional Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.80% and 2.20% for Class B and Institutional Class, respectively, had certain expenses not been reduced. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — GNMA Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	23	of	67	34
3-Year	28	of	60	46
5-Year	27	of	49	54
10-Year	14	of	30	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder U.S. Government Securities Fund — Class A [] Lehman Brothers GNMA Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,959	$10,715	$12,823	$18,431
	Average annual total return	-.41%	2.33%	5.10%	6.31%
Class B	Growth of $10,000	$10,031	$10,736	$12,752	$17,641
	Average annual total return	.31%	2.40%	4.98%	5.84%
Class C	Growth of $10,000	$10,350	$10,956	$12,896	$17,763
	Average annual total return	3.50%	3.09%	5.22%	5.91%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,525	$11,486	$13,946	$20,768
	Average annual total return	5.25%	4.73%	6.88%	7.58%

The growth of $10,000 is cumulative.

Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class**	Growth of $1,000,000	$1,044,800	$1,129,800	$1,359,200	$1,761,000
	Average annual total return	4.48%	4.15%	6.33%	6.26%
Lehman Brothers GNMA Index+	Growth of $1,000,000	$1,052,500	$1,148,600	$1,394,600	$1,858,300
	Average annual total return	5.25%	4.73%	6.88%	6.86%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.

** On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and Institutional Class limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,036.00	$ 1,031.20	$ 1,031.50	$ 1,035.80
Expenses Paid per $1,000*	$ 4.27	$ 9.28	$ 8.96	$ 3.71
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,021.01	$ 1,016.07	$ 1,016.39	$ 1,021.56
Expenses Paid per $1,000*	$ 4.24	$ 9.21	$ 8.89	$ 3.69

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder U.S. Government Securities Fund	.83%	1.81%	1.75%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder U.S. Government Securities Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder U.S. Government Securities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2002 after five years of experience as a fixed income analyst at Fidelity Investments.

Portfolio Manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual funds and institutional mandates.

Head of Fixed Income Enhanced Strategies & Mutual Funds Team: New York.

MBA, Yale University.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 18 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Senior MBS Portfolio manager of the Rates Sector Specialty Fixed Income Team: New York.

Joined the fund in 2002.

In the following interview, Portfolio Managers William Chepolis and Sean McCaffrey discuss market conditions and their investment strategy during the fund's most recent fiscal year ended October 31, 2004.

Q:  How would you describe the investing environment for mortgage securities during the 12 months ended October 2004?

A:  At the end of 2003 and into early 2004, we began to see signs of renewed growth from US manufacturers along with increasing consumer confidence. The pickup in the US economy was caused in part by the implementation of the government's tax cuts and by the Federal Reserve's policy of keeping interest rates low to stimulate business activity. These strong economic figures were offset by the continued weakness in the labor markets. This period of mixed economic signals benefited the mortgage market, as interest rates remained relatively stable and fewer homeowners refinanced their mortgages.

In the second quarter of 2004, job growth accelerated and 1.2 million new jobs were created. This apparent strength in the economy caused interest rates to rise. The Federal Reserve used this strong jobs data as an opportunity to ready the markets for "measured" interest rate increases in order to curtail any surge in inflation that might accompany renewed growth. Indeed, on June 30, the Federal Reserve raised short-term interest rates by one quarter of a percentage point, their first change in rates since June 2003. In the third quarter of 2004, worries over a possible increase in inflation resurfaced, as oil and other commodities continued to rise in price. Increases in the price of oil — ticking up from $23 to $50 per barrel over the course of the period — were caused by rising worldwide consumption, sporadic supply disruptions, and some concern over the adequacy and steady replacement of the world's oil reserves.

Within the mortgage market, we continued to monitor refinancing activity closely as this is a good proxy for prepayment risk exposure in the fund.1 For much of 2003, the refinancing index, or the number of mortgage refinance applications being filed week to week, remained fairly high. At the end of last year, following a modest increase in interest rates, the index declined significantly, and remained at a modest level through most of the first ten months of 2004. This indicated a fairly low level of prepayment activity for mortgage holders, which was one of the reasons we invested in full-coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages).2

1 Prepayment risk — In return for yields that historically have averaged one and one quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. (Source: Mutual Fund Education Alliance)

2 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company; a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates, and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q:  How did the fund perform in this environment?

A:  For the 12 months ended October 31, 2004, the fund's Class A shares posted a 4.28% total return, compared with the 5.25% return of its benchmark, the Lehman Brothers GNMA Index.3 (Returns are unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for the performance of other share classes and for more complete performance information.) The fund's 4.28% return on Class A shares outperformed the 4.01% return of its average peer in the Lipper GNMA Funds category.4 At the close of the 12-month period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 2.39 years, compared with 2.38 years for the Lehman Brothers GNMA Index.5

3 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.

5 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

6 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q:  Will you explain how you manage the fund?

A:  We strive to provide relatively high current income and stability of principal as well as limited volatility relative to the Lehman GNMA Index. Initially, we focus on the fund's allocation between GNMAs and Treasury securities — both of which are backed by the full faith and credit of the US government.6 For our mortgage-backed securities allocation, we conduct an extensive analysis of prepayment expectations of individual GNMA securities. Mortgage characteristics that we constantly evaluate are: loan age, loan size, geographic concentrations and mortgage pool originator. We believe that this approach can help to manage the fund's prepayment risk and maintain higher dividends. Because we do not believe we can consistently and profitably predict the direction of interest rates, we do not try to choose securities based on their duration. Rather, our investment among GNMA and US Treasury securities is based on the allocation that we believe will provide the best value for the fund. We currently have a fairly high allocation — approximately 88% of assets — in GNMA securities, reflecting our belief that GNMAs continue to offer attractive yields.

Q:  What were the fund's primary strategies during the period?

A:  We seek to provide shareholders with a high level of income and relatively stable returns compared with the benchmark. In pursuing these goals, we focus almost exclusively on seeking superior issue selection and take very little interest rate risk versus the benchmark.

In the current low interest rate environment, we have focused on issues that are expected to maintain their yield in a wide variety of interest rate scenarios. Our specific strategy over the past year has been to purchase GNMA mortgages with specifically defined geographic characteristics and smaller loan sizes. For example, New York State taxes homeowners when they refinance their mortgages. This tax has the effect of making New York loans less susceptible to refinancing. Also, people with smaller loans are less likely to refinance than people with larger loans. Selecting mortgage pools that include more homeowners who are less likely to refinance their mortgages helps the portfolio maintain a higher yield. We launched this strategy in October 2003. Our security selection in this sector of the market has helped performance in terms of price appreciation and a higher yield. We will continue to hold these issues until market valuations become excessive, or the interest rate environment changes to the point that we will be rewarded for increasing the overall prepayment sensitivity of the portfolio.

Q:  What detracted from performance during the period?

A:  Low interest rates and a higher level of refinancing led to underperformance relative to the benchmark in the early months of 2004. The income focus of the fund can detract from performance during rapid declines in rates. In general, though, we had a good year relative to our peers and managed to increase dividends as well.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA security represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly, and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Q:  How do you assess the economic environment for mortgage securities at present?

A:  Following the close of the fund's annual period, on November 5 the government reported the addition of 337,000 jobs in October, an extremely strong number. Continuing job growth seems to show that the Federal Reserve's "measured" approach to reviving the economy without reigniting inflation is working relatively well. Despite a spike in oil prices, the Consumer Price Index has remained fairly stable. In light of this relative stability and predictability for prices and interest rate levels, we view the current environment as positive for mortgages. We are hopeful that inflation will remain quiescent, and that the Fed will be able to maintain its measured approach to raising interest rates over the next 12 to 24 months.

We believe that Scudder U.S. Government Securities Fund remains a suitable vehicle for investors seeking high current income, liquidity and security of principal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Portfolio Composition (Excluding Securities Lending Collateral)	10/31/04	10/31/03

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	87%	86%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	9%	7%
US Treasury Obligations	2%	5%
Cash Equivalents, net	2%	2%
	100%	100%
Credit Quality	10/31/04	10/31/03

AAA	100%	100%
Interest Rate Sensitivity	10/31/04	10/31/03

Average Maturity	5.4 years	3.8 years
Average Duration	2.4 years	2.7 years

Portfolio composition and holdings are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004
	Principal Amount ($)	Value ($)

US Government Backed 2.4%
US Treasury Bill, 1.88%*, 1/20/2005	1,320,000	1,314,778
US Treasury Note, 4.25%, 8/15/2014 (e)	70,000,000	71,235,920
Total US Government Backed (Cost $72,303,156)		72,550,698

Agencies Not Backed by the Full Faith and Credit of the US Government 9.4%
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2019	36,150	36,288
5.0% with various maturities from 11/1/2017 until 6/1/2034 (d)	45,018,641	45,295,929
5.5% with various maturities from 4/1/2033 until 4/1/2034 (d)	9,831,004	10,018,635
6.0% with various maturities from 5/1/2017 until 12/1/2031 (c)	71,449,023	74,223,992
6.5% with various maturities from 11/1/2015 until 9/1/2032	2,671,909	2,812,069
7.0% with various maturities from 5/1/2015 until 9/1/2032	8,678,107	9,217,244
7.5% with various maturities from 6/1/2027 until 11/1/2033	10,711,845	11,497,546
8.0% with various maturities from 2/1/2017 until 7/1/2030	68,862	75,152
8.5% with various maturities from 12/1/2016 until 7/1/2030	23,680	26,034
Federal National Mortgage Association:
Principal Only Certificate, Zero Coupon, 5/1/2017	4,350	3,978
5.5% with various maturities from 8/1/2019 until 6/1/2034	71,197,993	72,773,387
6.0% with various maturities from 3/1/2014 until 9/1/2033	7,286,115	7,570,332
6.5% with various maturities from 11/1/2015 until 7/1/2034 (d)	17,260,800	18,160,594
7.0% with various maturities from 4/1/2015 until 7/1/2034	18,592,725	19,750,892
7.5% with various maturities from 4/1/2015 until 10/1/2032	16,258,142	17,434,412
8.0% with various maturities from 5/1/2005 until 12/1/2024	561,421	607,591
8.5% with various maturities from 7/1/2030 until 8/1/2030	37,648	41,075
9.0% with various maturities from 12/1/2016 until 4/1/2030	176,744	196,016
11.5%, 5/1/2018	51,157	57,716
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $286,256,438)		289,798,882

Agencies Backed by the Full Faith and Credit of the US Government 86.9%
Government National Mortgage Association:
4.5% with various maturities from 2/15/2018 until 8/15/2018	20,474,919	20,676,958
5.0% with various maturities from 2/15/2018 until 7/20/2034 (c) (d)	454,225,122	457,411,593
5.5% with various maturities from 6/15/2029 until 8/20/2034 (d)	857,884,879	878,322,731
6.0% with various maturities from 11/15/2014 until 10/15/2034 (d)	554,243,980	576,652,074
6.5% with various maturities from 7/15/2008 until 8/15/2034 (c) (d)	387,997,190	410,506,309
7.0% with various maturities from 1/15/2008 until 10/15/2033	163,837,601	174,697,949
7.5% with various maturities from 11/15/2008 until 12/15/2032	90,087,379	97,038,483
8.0% with various maturities from 9/15/2014 until 9/15/2032	21,496,699	23,444,928
8.5% with various maturities from 8/15/2008 until 1/15/2031	4,475,753	4,923,365
9.0% with various maturities from 9/15/2017 until 7/15/2030	6,027,721	6,769,794
9.5% with various maturities from 6/15/2009 until 5/15/2025	7,151,948	8,093,385
10.0% with various maturities from 11/15/2009 until 8/15/2022	4,747,993	5,336,013
10.5% with various maturities from 4/15/2013 until 12/15/2021	2,316,102	2,624,984
11.0%, 4/20/2019	27,318	30,958
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $2,631,271,547)		2,666,529,524

Collateralized Mortgage Obligations 0.8%
Fannie Mae Grantor Trust, "A2", Series 2001-T12, 7.5%, 8/25/2041	18,015,853	19,497,623
Government National Mortgage Association (Interest Only):
"IM", Series 2004-4, 5.0%, 7/16/2026	23,000,000	2,245,080
"KI", Series 2004-19, 5.0%, 10/16/2027	26,622,985	2,900,721
Total Collateralized Mortgage Obligations (Cost $25,164,958)		24,643,424

	Shares	Value ($)

Securities Lending Collateral 3.1%
Daily Assets Fund Institutional, 1.80% (b) (f)
(Cost $93,693,817)	93,693,817	93,693,817

Cash Equivalents 14.4%
Scudder Cash Management QP Trust, 1.80% (b)
(Cost $441,591,046)	441,591,046	441,591,046
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,550,280,962) (a)	117.0	3,588,807,391
Other Assets and Liabilities, Net	(17.0)	(520,260,554)
Net Assets	100.0	3,068,546,837

* Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $3,551,362,226. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $37,445,165. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,389,723 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,944,558.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yield at period end.

(c) When-issued or forward delivery pools included.

(d) Mortgage dollar rolls included.

(e) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2004, amounted to $92,308,667, which is 3.0% of total net assets.

(f) Represents collateral held in connection with securities lending.

At October 31, 2004, open futures contracts purchased were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Note	12/20/2004	526	59,616,938	59,733,875	116,937
Total net unrealized appreciation					116,937

At October 31, 2004, open futures contracts sold were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Depreciation ($)
2-Year US Treasury Note	12/17/2004	345	72,885,189	73,059,141	(173,952)
5-Year US Treasury Note	12/17/2004	700	77,056,247	77,962,500	(906,253)
Total net unrealized depreciation					(1,080,205)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $3,014,996,099) — includes $92,308,667 of securities loaned	$ 3,053,522,528
Investment in Daily Assets Fund Intuitional (cost $93,693,817)*	93,693,817
Investment in Scudder Cash Management QP Trust (cost $441,591,046)	441,591,046
Total investments in securities, at value (cost $3,550,280,962)	3,588,807,391
Receivable for investments sold	67,446,838
Interest receivable	15,313,571
Receivable for Fund shares sold	505,567
Receivable for daily variation margin on open futures contracts	1,000
Other assets	7,137
Total assets	3,672,081,504
Liabilities
Payable for investments purchased	31,174,606
Payable upon return of securities loaned	93,693,817
Payable for when-issued and forward delivery securities	153,928,204
Payable for investments purchased — mortgage dollar rolls	317,002,824
Deferred dollar roll income	319,558
Dividends payable	1,213
Payable for Fund shares redeemed	3,097,128
Accrued management fee	1,123,999
Other accrued expenses and payables	3,193,318
Total liabilities	603,534,667
Net assets, at value	$ 3,068,546,837
Net Assets
Net assets consist of: Undistributed net investment income	13,440,313
Net unrealized appreciation (depreciation) on: Investments	38,526,429
Futures	(963,268)
Accumulated net realized gain (loss)	(116,254,828)
Paid-in capital	3,133,798,191
Net assets, at value	$ 3,068,546,837

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,877,395,878 ÷ 332,083,390 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.66
Maximum offering price per share (100 ÷ 95.50 of $8.66)	$ 9.07

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($125,721,451 ÷ 14,549,486 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.64

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($65,260,908 ÷ 7,529,342 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.67
Institutional Class Net Asset Value, offering and redemption price per share ($168,600 ÷ 19,504 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Interest	$ 118,102,471
Interest — Scudder Cash Management QP Trust	6,513,241
Mortgage dollar roll income	7,446,653
Securities lending income, including income from Daily Assets Fund Institutional	170,176
Total income	132,232,541
Expenses: Management fee	13,577,512
Distribution service fees	8,966,958
Services to shareholders	5,825,744
Custodian fees	190,979
Auditing	67,499
Legal	37,682
Trustees' fees and expenses	157,716
Reports to shareholders	160,778
Registration fees	64,724
Other	265,262
Total expenses, before expense reductions	29,314,854
Expense reductions	(129,947)
Total expenses, after expense reductions	29,184,907
Net investment income	103,047,634
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	25,314,849
Futures	(2,809,564)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
22,505,285
Net unrealized appreciation (depreciation) during the period on: Investments	12,534,997
Futures	(801,952)
11,733,045
Net gain (loss) on investment transactions	34,238,330
Net increase (decrease) in net assets resulting from operations	$ 137,285,964

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended October 31, 2004
Cash flows from operating activities
Investment income received	$ 128,228,336
Mortgage dollar roll income received	6,663,252
Payment of operating expenses	(27,455,260)
Proceeds from sales and maturities of investments	7,666,332,910
Purchases of investments	(7,105,090,627)
Net (purchases) sales of short-term investments	51,136,535
Proceeds received for collateral on securities loaned	93,693,817
Net receipt (payment) on futures contracts	(2,897,189)
Cash provided (used) by operating activities	$ 810,611,774
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased — mortgage dollar rolls	$ (190,210,215)
Distributions paid (net of reinvestment of distributions)	(37,239,079)
Proceeds from shares sold	138,452,672
Cost of shares redeemed	(724,558,981)
Cash provided (used) by financing activities	(813,555,603)
Increase (decrease) in cash	(2,943,829)
Cash at beginning of period	2,943,829
Cash at end of period	$ —
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 137,285,964
Net (increase) decrease in cost of investments	468,387,166
Net (increase) decrease in unrealized appreciation/depreciation on investments	(12,534,997)
(Increase) decrease in receivable for investments sold	(10,304,142)
(Increase) decrease in interest receivable	2,612,707
(Increase) decrease in other assets	(7,137)
Increase (decrease) in payable for investments purchased	129,836,374
Increase (decrease) in payable upon return of securities loaned	93,693,817
Increase (decrease) in daily variation margin on open futures contracts	(87,625)
Increase (decrease) in accrued expenses and payables	1,729,647
Cash provided (used) by operating activities	$ 810,611,774

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income	$ 103,047,634	$ 90,922,684
Net realized gain (loss) on investment transactions	22,505,285	37,616,678
Net unrealized appreciation (depreciation) on investment transactions during the period	11,733,045	(50,286,131)
Net increase (decrease) in net assets resulting from operations	137,285,964	78,253,231
Distributions to shareholders from: Net investment income: Class A	(116,340,016)	(142,750,949)
Class B	(4,382,165)	(7,552,402)
Class C	(2,161,127)	(3,470,075)
Institutional Class	(11,541)	(89,078)
Fund share transactions: Proceeds from shares sold	138,224,019	368,694,631
Reinvestment of distributions	85,654,557	102,632,262
Cost of shares redeemed	(720,341,889)	(949,649,841)
Net increase (decrease) in net assets from Fund share transactions	(496,463,313)	(478,322,948)
Increase (decrease) in net assets	(482,072,198)	(553,932,221)
Net assets at beginning of period	3,550,619,035	4,104,551,256
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $13,440,313 and ($377,670), respectively)	$ 3,068,546,837	$ 3,550,619,035

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.62	$ 8.80	$ 8.82	$ 8.34	$ 8.38
Income from investment operations: Net investment income[b]	.28	.21	.39	.51	.54
Net realized and unrealized gain (loss) on investment transactions	.09	(.04)	.07	.50	(.02)
Total from investment operations	.37	.17	.46	1.01	.52
Less distributions from: Net investment income	(.33)	(.35)	(.48)	(.53)	(.56)
Net asset value, end of period	$ 8.66	$ 8.62	$ 8.80	$ 8.82	$ 8.34
Total Return (%)[c]	4.28	2.08	5.40	12.44	6.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,877	3,273	3,735	3,908	2,414
Ratio of expenses before expense reductions (%)	.83	.82	.84	.83[d]	.80
Ratio of expenses after expense reductions (%)	.83	.82	.84	.81[d]	.79
Ratio of net investment income (%)	3.22	2.40	4.57	5.99	6.58
Portfolio turnover rate (%)	221[e]	390[e]	396[e]	83[e]	193

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.10% to 4.57%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 295%, 484%, 461% and 101% for the periods ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Class B
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.60	$ 8.78	$ 8.80	$ 8.33	$ 8.37
Income from investment operations: Net investment income[b]	.19	.14	.32	.43	.47
Net realized and unrealized gain (loss) on investment transactions	.10	(.04)	.06	.49	(.03)
Total from investment operations	.29	.10	.38	.92	.44
Less distributions from: Net investment income	(.25)	(.28)	(.40)	(.45)	(.48)
Net asset value, end of period	$ 8.64	$ 8.60	$ 8.78	$ 8.80	$ 8.33
Total Return (%)[c]	3.31[d]	1.25	4.52	11.39	5.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	189	261	220	123
Ratio of expenses before expense reductions (%)	1.88	1.67	1.63	1.68[e]	1.70
Ratio of expenses after expense reductions (%)	1.81	1.67	1.63	1.66[e]	1.69
Ratio of net investment income (%)	2.24	1.55	3.78	5.14	5.68
Portfolio turnover rate (%)	221[f]	390[f]	396[f]	83[f]	193

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.31% to 3.78%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66% and 1.66%, respectively.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 295%, 484%, 461% and 101% for the periods ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Class C
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.63	$ 8.80	$ 8.82	$ 8.35	$ 8.40
Income from investment operations: Net investment income[b]	.20	.14	.33	.45	.48
Net realized and unrealized gain (loss) on investment transactions	.10	(.02)	.06	.48	(.04)
Total from investment operations	.30	.12	.39	.93	.44
Less distributions from: Net investment income	(.26)	(.29)	(.41)	(.46)	(.49)
Net asset value, end of period	$ 8.67	$ 8.63	$ 8.80	$ 8.82	$ 8.35
Total Return (%)[c]	3.50	1.32	4.48	11.57	5.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	88	105	79	36
Ratio of expenses before expense reductions (%)	1.75	1.60	1.58	1.61[d]	1.60
Ratio of expenses after expense reductions (%)	1.75	1.60	1.58	1.59[d]	1.59
Ratio of net investment income (%)	2.30	1.62	3.83	5.21	5.79
Portfolio turnover rate (%)	221[e]	390[e]	396[e]	83[e]	193

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.36% to 3.83%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 295%, 484%, 461% and 101% for the periods ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Institutional Class
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.61	$ 8.78	$ 8.81	$ 8.34	$ 8.38
Income from investment operations: Net investment income[b]	.29	.24	.42	.55	.56
Net realized and unrealized gain (loss) on investment transactions	.09	(.03)	.05	.47	(.02)
Total from investment operations	.38	.21	.47	1.02	.54
Less distributions from: Net investment income	(.35)	(.38)	(.50)	(.55)	(.58)
Net asset value, end of period	$ 8.64	$ 8.61	$ 8.78	$ 8.81	$ 8.34
Total Return (%)	4.48[c]	2.39	5.61	12.66	6.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.17	.34	4	5	4
Ratio of expenses before expense reductions (%)	1.59	.53	.52	.54[d]	.55
Ratio of expenses after expense reductions (%)	.71	.53	.52	.51[d]	.54
Ratio of net investment income (%)	3.34	2.69	4.89	6.32	6.84
Portfolio turnover rate (%)	221[e]	390[e]	396[e]	83[e]	193

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.42% to 4.89%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .51%, and .51%, respectively.

[e] The portfolio turnover rates including mortgage dollar roll transactions were 295%, 484%, 461% and 101% for the periods ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C Shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I was renamed Institutional Class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $116,137,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($29,637,000), October 31, 2008 ($46,511,000), October 31, 2011 ($30,995,000) and October 31, 2012 ($8,994,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 13,783,299
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (116,137,000)
Unrealized appreciation (depreciation) on investments	$ 37,445,165

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2004	2003
Distributions from ordinary income*	$ 122,894,849	$ 153,862,504

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $6,524,323,188 and $6,866,344,450, respectively. Purchases and sales of US Treasury obligations aggregated $710,593,242 and $772,482,711, respectively. Mortgage dollar rolls aggregated $2,420,613,531 and $2,428,312,602, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such net assets, 0.34% of the next $2,500,000,000 of such net assets and 0.32% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of .42% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80%. 0.80%, 0.80% and 0.70% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $18,194, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended October 31, 2004, the amount charged to the Fund by SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 4,121,567	$ —	$ 1,315,539
Class B	632,799	108,434	289,115
Class C	202,174	—	76,610
Institutional Class	3,345	2,606	2,256
	$ 4,959,885	$ 111,040	$ 1,683,520

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 1,155,405	$ 89,724
Class C	552,859	43,892
	$ 1,708,264	$ 133,616

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Effective Rate
Class A	$ 6,690,907	$ 1,015,878.22%
Class B	384,056	66,847.25%
Class C	183,731	39,212.25%
	$ 7,258,694	$ 1,121,937

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2004, aggregated $108,945 and $139, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $582,629 and $7,097, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2004, SDI received $8,166.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2004, the custodian fee was reduced by $713 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,545,057	$ 108,308,338	30,612,622	$ 268,168,380
Class B	2,093,790	18,063,846	6,658,369	58,281,268
Class C	1,340,535	11,602,832	4,655,487	40,882,277
Institutional Class	28,880	249,003	154,834	1,362,706
		$ 138,224,019		$ 368,694,631
Shares issued in reinvestment of dividends
Class A	9,365,818	$ 80,677,223	10,823,624	$ 94,446,043
Class B	392,664	3,373,988	638,960	5,569,494
Class C	184,709	1,592,312	289,142	2,527,648
Institutional Class	1,284	11,034	10,172	89,077
		$ 85,654,557		$ 102,632,262
Shares redeemed
Class A	(69,339,115)	$ (598,201,861)	(86,547,189)	$ (755,279,335)
Class B	(9,887,213)	(85,105,404)	(15,031,092)	(131,019,654)
Class C	(4,237,245)	(36,603,280)	(6,653,296)	(58,084,247)
Institutional Class	(50,174)	(431,344)	(599,866)	(5,266,605)
		$ (720,341,889)		$ (949,649,841)
Net increase (decrease)
Class A	(47,428,240)	$ (409,216,300)	(45,110,943)	$ (392,664,912)
Class B	(7,400,759)	(63,667,570)	(7,733,763)	(67,168,892)
Class C	(2,712,001)	(23,408,136)	(1,708,667)	(14,674,322)
Institutional Class	(20,010)	(171,307)	(434,860)	(3,814,822)
		$ (496,463,313)		$ (478,322,948)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Payments Made by Affiliates

During the year ended October 31, 2004, the Advisor fully reimbursed the Fund $38,292 for losses incurred in violation of investment restrictions.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder U.S. Government Securities Fund (the "Fund"), as of October 31, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder U.S. Government Securities Fund, at October 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2004
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	139
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KUSAX	KUSBX	KUSCX
CUSIP Number	81123L-105	81123L-204	81123L-303
Fund Number	018	218	318
Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder US Government Securities
Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER US GOVERNMENT SECURITIES FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $56,504            $0             $9,971           $0
--------------------------------------------------------------------------------
2003             $53,833            $0             $9,414           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                $281,500                 $0                    $0
--------------------------------------------------------------------------------
2003                $137,900                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
October 31,       (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004             $9,971              $0                $386,601      $396,572
--------------------------------------------------------------------------------
2003             $9,414              $0              $3,879,685    $3,889,099
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

                                       78

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder U.S. Government Securities Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder U.S. Government Securities Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

By:                                 /s/Paul Schubert
                                    -----------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    -----------------------------------------